                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Numbers 33-20125 and 333-14591.




                                                   Arthur Andersen LLP



Chicago, Illinois
September 20, 1999



                                                                   Exhibit 23